FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

     Date of Report (Date of earliest event reported) December 29, 2000

                                  XDOGS, INC.
                        formerly known as Xdogs.com, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                     Nevada                     1-12850          84-1168832
          -------------------------------     -----------     -----------------
         (State or other jurisdiction        (Commission     (I.R.S. Employer
         of incorporation or organization)    File Number)   Identification No.)




                      527 MARQUETTE AVE. SOUTH, SUITE 2100
                          MINNEAPOLIS, MINNESOTA 55402
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)



                                 (612) 359-9020
                -------------------------------------------------
               (Registrant's telephone number including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


References in this document to "us," "we," or "the Company" refer to Xdogs, Inc.

Item 1.  Changes in Control of Registrant.
         ---------------------------------
                   Note Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
                   Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------
                   Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

     Our former certified public accountants, McGladrey & Pullen, LLP, independent CPA's resigned effective August 8, 2000. On August 9, 2000, we engaged the firm of Cordovano and Harvey, CPA's, 201 Steele Street, Suite 300, Denver, CO 80206, as our independent accountants for the fiscal year ended March 31, 2001. The change of accountants was approved by our Board of Directors. During the two most recent fiscal years and up to the date of their resignation we and our former certified public accountants, McGladrey & Pullen, LLP, CPA's had a disagreement in the most recent fiscal year related to the measurement of compensation expenses resulting from equity instruments granted to employees and non-employees at prices below the quoted market price of the stock on the date of the grant. The equity instruments consisted of 824,500 share of stock issued with a value between $2.687 and $3.285 based upon publicly traded stock prices. The disagreement arose as the company believed the value of these shares should be at less than the traded price of the common stock at the date of issuance. McGladrey & Pullen, LLP's position was that the traded price was in fact the value to be used to measure compensation expense. Also included in the equity instruments granted were 1,476,000 options and warrants issued that the company believed should be valued at less than the fair value as determined using the Black Scholes method which was the position taken by McGladrey & Pullen, LLP. The company initially disagreed as the equity instruments were all issued with a restrictive legend. These matters were not discussed with any of the committees of the Board of Directors and were ultimately resolved to the satisfaction of McGladrey & Pullen, LLP and recorded based on McGladrey & Pullen's position. The Company has authorized McGladrey & Pullen, LLP to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreement. There were no other disagreements or other events reportable under Item 304 of Regulation S-K, during our most recent two fiscal years and preceding the date of resignation. Further, the former auditors report on the financial statements for the two most recent fiscal years did not contain an adverse opinion a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.


Item 5.  Other Events
         ------------
                   Not Applicable
Item 6.  Resignation of Registrant's Directors.
         --------------------------------------
                   Not Applicable
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
     Exhibit-16, Letter from McGladrey & Pullen, LLP
Item 8.  Change in Fiscal Year.
         ----------------------
                   Not Applicable
Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         ----------------------------------------------------
                   Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            XDOGS, INC.


Dated: December 29, 2000                    By:  /s/  Kent Rodriguez
       -----------------                       --------------------------------
                                                      Kent Rodriguez, President